Exhibit 99.1

Consolidated Statement of Financial Position

(Dollars in millions, except per share data)
December 31,	2007
Assets
Cash and cash equivalents	$7,042
Short-term investments	2,266
Accounts receivable, net	5,740
Current portion of customer financing, net	328
Deferred income taxes	2,341
Inventories, net of advances and progress billings	9,563
Total current assets	27,280
Customer financing, net	6,777
Property, plant and equipment, net	8,265
Goodwill	3,081
Other acquired intangibles, net	2,093
Deferred income taxes	197
Investments	4,111
Pension plan assets, net	5,924
Other assets, net of accumulated amortization of $385	1,258
Total assets	$58,986
Liabilities and shareholders’ equity
Accounts payable	$5,714
Other accrued liabilities (1)	10,888
Advances and billings in excess of related costs	13,847
Income taxes payable	253
Short-term debt and current portion of long-term debt	762
Total current liabilities (1)	31,464
Deferred income taxes	1,190
Accrued retiree health care	7,007
Accrued pension plan liability, net	1,155
Non-current income taxes payable	1,121
Other long-term liabilities	516
Long-term debt	7,455
Shareholders’ equity:
Common shares, par value $5.00—1,200,000,000 shares authorized; 1,012,261,159 shares issued	5,061
Additional paid-in capital	4,757
Treasury shares, at cost—244,217,170 shares	(14,842)
Retained earnings	21,376
Accumulated other comprehensive loss	(4,596)
ShareValue Trust shares—31,362,850 shares	(2,752)
Total Boeing shareholders’ equity	9,004
Noncontrolling interest (1)	74
Total shareholders’ equity (1)	9,078
Total liabilities and shareholders’ equity	$58,986

(1)	These amounts have been adjusted to conform to 2008 and 2009 presentation.

Consolidated Statements of Shareholders’ Equity

	Boeing shareholders
(Dollars in millions, except per share data)	Common Stock	Additional Paid-In Capital	Treasury Stock	ShareValue Trust	Retained Earnings	Accumulated Other Comprehensive Loss	Non- controlling Interest (1)	Total (1)
Balance January 1, 2006 (1)	$5,061	$4,371	$(11,075)	$(2,796)	$17,276	$(1,778)	$18	$11,077
Net earnings					2,215		15	2,230
Unrealized gain on derivative instruments, net of tax of $(16)						23		23
Unrealized gain on certain investments, net of tax of $(7)						13		13
Reclassification adjustment for gains realized in net earnings, net of tax of $23						(39)		(39)
Minimum pension liability adjustment, net of tax of $(1,116)						1,733		1,733
Currency translation adjustment						73		73

Comprehensive income								4,033

Postretirement liability adjustment, net of tax of $5,195						(8,242)		(8,242)
Share-based compensation		487						487
ShareValue Trust activity		(20)		(259)				(279)
Tax benefit related to share-based plans		36						36
Excess tax pools		325						325
Treasury shares issued for stock options exercised, net		(51)	345					294
Treasury shares issued for other share-based plans, net		(493)	270					(223)
Treasury shares repurchased			(1,698)					(1,698)
Treasury shares transfer			(301)	301
Cash dividends declared ($1.25 per share)					(991)			(991)
Dividends related to Performance Share payout					(47)			(47)
Increase in noncontrolling interest (1)							20	20
Balance December 31, 2006 (1)	$5,061	$4,655	$(12,459)	$(2,754)	$18,453	$(8,217)	$53	$4,792
Net earnings					4,074		8	4,082
Unrealized gain on derivative instruments, net of tax of $(58)						97		97
Unrealized gain on certain investments, net of tax of $(11)						17		17
Reclassification adjustment for gains realized in net earnings, net of tax of $13						(21)		(21)
Currency translation adjustment						87		87
Postretirement liability adjustment, net of tax of $(1,948)						3,441		3,441

Comprehensive income								7,703

Share-based compensation		287						287
ShareValue Trust activity		(2)		2
Tax benefit related to share-based plans		18						18
Excess tax pools		85						85
Treasury shares issued for stock options exercised, net		(32)	241					209
Treasury shares issued for other share-based plans, net		(254)	151					(103)
Treasury shares repurchased			(2,775)					(2,775)
Cash dividends declared ($1.45 per share)					(1,129)			(1,129)
Dividends related to Performance Share payout					(11)			(11)
Tax transition amount					(11)			(11)
Increase in noncontrolling interest (1)							13	13
Balance December 31, 2007 (1)	$5,061	$4,757	$(14,842)	$(2,752)	$21,376	$(4,596)	$74	$9,078

(1)	These amounts have been adjusted to conform to 2008 and 2009 presentation.

Summary of Business Segment Data

(Dollars in millions)
Years ended December 31,	2008	2007	2006
Revenues:
Commercial Airplanes	$28,263	$33,386	$28,465
Integrated Defense Systems:
Boeing Military Aircraft (1)	13,311	13,499	14,014
Network and Space Systems (1)	11,346	11,481	11,772
Global Services and Support (1)	7,390	7,072	6,625
Total Integrated Defense Systems	32,047	32,052	32,411
Boeing Capital Corporation	703	815	1,025
Other	567	308	327
Unallocated items and eliminations	(671)	(174)	(698)
Total revenues	$60,909	$66,387	$61,530

Earnings from operations:
Commercial Airplanes	$1,186	$3,584	$2,733
Integrated Defense Systems:
Boeing Military Aircraft (1)	1,277	1,607	1,189
Network and Space Systems (1)	1,034	863	924
Global Services and Support (1)	921	970	918
Total Integrated Defense Systems	3,232	3,440	3,031
Boeing Capital Corporation	162	234	291
Other	(307)	(331)	(813)
Unallocated items and eliminations	(323)	(1,097)	(1,657)
Settlement with U.S. Department of Justice, net of accruals			(571)
Earnings from operations	3,950	5,830	3,014
Other income, net	247	484	420
Interest and debt expense	(202)	(196)	(240)
Earnings before income taxes	3,995	6,118	3,194
Income tax expense	(1,341)	(2,060)	(988)
Net earnings from continuing operations	2,654	4,058	2,206
Net gain on disposal of discontinued operations, net of taxes of $10, $9 and $5	18	16	9
Net earnings	$2,672	$4,074	$2,215

(1)	These amounts have been adjusted to reflect the January 1, 2009 realignment of certain programs between Integrated Defense Systems segments

Summary of Business Segment Data (continued)

Research and Development Expense

Years ended December 31,	2008	2007	2006
Commercial Airplanes	$2,838	$2,962	$2,390
Integrated Defense Systems:
Boeing Military Aircraft (1)	479	445	391
Network and Space Systems	298	289	289
Global Services and Support (1)	156	114	106
Total Integrated Defense Systems	933	848	786
Other	(3)	40	81
Total research and development expense	$3,768	$3,850	$3,257

Assets

As of December 31,	2008	2007	2006
Commercial Airplanes	$18,893	$12,317	$10,296
Integrated Defense Systems:
Boeing Military Aircraft (1)	5,746	5,260	4,738
Network and Space Systems (1)	7,177	6,926	7,177
Global Services and Support (1)	3,559	3,084	2,751
Total Integrated Defense Systems	16,482	15,270	14,666
Boeing Capital Corporation	6,073	6,581	7,987
Other	1,207	1,735	6,756
Unallocated items and eliminations	11,124	23,083	12,089
Total assets	$53,779	$58,986	$51,794

Liabilities

As of December 31,	2008	2007	2006
Commercial Airplanes (2)	$17,141	$16,132	$13,101
Integrated Defense Systems:
Boeing Military Aircraft (1)	3,675	3,988	3,823
Network and Space Systems (1)	1,239	1,283	1,539
Global Services and Support (1)(2)	1,352	1,471	1,401
Total Integrated Defense Systems (2)	6,266	6,742	6,763
Boeing Capital Corporation	4,115	4,763	6,082
Other	845	810	1,056
Unallocated items and eliminations	26,554	21,461	20,000
Total liabilities (2)	$54,921	$49,908	$47,002

Contractual Backlog (Unaudited)

Years ended December 31,	2008	2007	2006
Commercial Airplanes	$278,575	$255,176	$174,276
Integrated Defense Systems:
Boeing Military Aircraft (1)	25,710	22,974	24,689
Network and Space Systems (1)	8,868	9,207	7,786
Global Services and Support (1)	10,707	9,607	9,812
Total Integrated Defense Systems	45,285	41,788	42,287
	$323,860	$296,964	$216,563
(1)	These amounts have been adjusted to reflect the January 1, 2009 realignment of certain programs between Integrated Defense Systems segments
(2)	These amounts have been adjusted to conform to 2009 presentation.